Cambria Global Asset Allocation ETF (GAA)

Summary Prospectus

September 1, 2018

Ticker: GAA

Listed on CBOE BZX Exchange, Inc.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund online at www.cambriafunds.com/gaa.aspx. You can also get this information at no cost by calling 855-ETF-INFO (383-4636) or by sending an e-mail request to info@cambriafunds.com. The Fund’s Prospectus and Statement of Additional Information, both dated September 1, 2018, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

FUND SUMMARY

Cambria Global Asset Allocation ETF

Investment Objective

The Fund seeks to track the performance, before fees and expenses, of the Cambria Global Asset Allocation Index (the “Underlying Index”). The Underlying Index is based on a proprietary algorithm of Cambria Indices, LLC (the “Index Provider”) and is designed to model absolute positive returns with reduced volatility, and manageable risk and drawdowns, by identifying an investable portfolio of exchange-traded vehicles that provides exposure to equity and fixed income securities, real estate, commodities and currencies.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee:	0.00%
Distribution and/or Service (12b-1) fees:	0.00%
Acquired Fund Fees and Expenses:	0.33%
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.33%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that the operating expenses remain the same. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$34	$106	$185	$418

Portfolio Turnover

The Fund may pay transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended April 30, 2018, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its total assets in the components of the Underlying Index and in depositary receipts representing components of the Underlying Index. The Underlying Index is designed to provide diversified exposure, including inverse exposure, to all of the major world asset classes in the various regions, countries and sectors around the globe.

At each rebalance date, the Underlying Index identifies a group of exchange-traded vehicles (“ETVs”) that provide exposures of approximately 40% to equity securities, 40% to fixed income securities and 20% to other asset classes, such as commodities and currencies. The Underlying Index uses a proprietary algorithm to select ETVs, including affiliated and unaffiliated ETVs, and other instruments based on the exposure they provide to various investment factors, such as value, momentum and trend investing.

At each rebalance date, approximately 40% of the Underlying Index, and under normal market conditions 40% of the Fund’s total assets, will be exposed to long or short positions in foreign companies’ equity or debt securities or foreign currencies. The Underlying Index defines foreign companies as those domiciled or listed and traded outside of the U.S. The Underlying Index defines equity exposures to include ETVs that track the performance of stock indices, closed-end funds, real estate investment trusts (“REITs”), exchange-traded currency trusts, common stock, preferred stock and convertible securities of issuers of any market capitalization. The Underlying Index defines fixed income exposures to include ETVs that track the performance of fixed income indices, exchange-traded notes, securities issued by the U.S. Government and its agencies, sovereign debt and corporate bonds of any credit quality, including high yield (or “junk”) bonds. The Underlying Index defines commodity and currency exposures to include ETVs that track the performance of commodity and currency indices.

The Fund expects to employ a replication strategy in seeking to track the performance of the Underlying Index. This means that the Fund will typically seek to invest in substantially all of the components of the Underlying Index in approximately the same weights as they appear in the Underlying Index. If the Fund is unable to fully replicate the Underlying Index, it will use a representative sampling strategy. When sampling, the Fund may invest up to 20% of its net assets in instruments not included in the Underlying Index, but which Cambria Investment Management, L.P. (“Cambria”), the Fund’s investment adviser, believes will help the Fund track the Underlying Index, including futures, options, swap contracts, cash and cash equivalents, and money market funds.

The Underlying Index was developed by the Index Provider, an affiliate of Cambria, and is calculated by Solactive, AG, which is not affiliated with the Fund or Cambria. The Underlying Index is rebalanced and reconstituted annually. To the extent that the Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular, industry or group of industries, the Fund is expected to concentrate to approximately the same extent.

Principal Risks

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund.

Cash Redemption Risk. The Fund’s investment strategy may require it to effect redemptions, in whole or in part, for cash. As a result, the Fund may pay out higher annual capital gain distributions and be less tax-efficient than if the in-kind redemption process was used exclusively. In addition, cash redemptions may incur higher brokerage costs than in-kind redemptions and these added costs may be borne by the Fund and negatively impact Fund performance.

Commodity Investing Risk. Investing in commodity-related companies may subject the Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings.

Concentration Risk. To the extent that the Underlying Index is concentrated in a particular industry or group of industries, the Fund is also expected to be concentrated in that industry or group of industries. As a result, the Fund may be susceptible to loss due to adverse occurrences affecting that industry or group of industries.

Currency Strategies Risk. Currency exchange rates may fluctuate significantly over short periods of time and can be unpredictably affected by political developments or government intervention. Changes in currency exchange rates may affect the U.S. Dollar value of the Fund’s investments.

Cyber Security Risk. The Fund, and its service providers, may be susceptible to operational and information security risks resulting from a breach in cyber security, including cyber-attacks. A breach in cyber security, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, including Cambria, the custodian, and the transfer agent, market makers, Authorized Participants, or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cyber security breaches.

Depositary Receipts Risk. The risks of investments in depositary receipts are substantially similar to Foreign Investment Risks. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading.

Derivatives Risk. Derivatives, such as futures, options, and swaps, can be volatile, and a small investment in a derivative can have a large impact on the performance of the Fund as derivatives can result in losses in excess of the amount invested. Other risks of investments in derivatives include risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transaction may not be liquid.

Emerging Markets Risk. Emerging market investments are subject to the same risks as foreign investments and to additional risks due to greater political and economic uncertainties as well as a relative lack of information about companies in such markets. Securities traded on emerging markets are potentially illiquid and may be subject to volatility and high transaction costs.

Equity Investing Risk. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Exchange-Traded Funds and Exchange-Traded Products and Investment Companies Risk. The risks of investing in securities of ETFs, ETPs and investment companies typically reflect the risks of the types of instruments in which the underlying ETF, ETP or investment company invests. In addition, with such investments, the Fund bears its proportionate share of the fees and expenses of the underlying entity. As a result, the Fund’s operating expenses may be higher and performance may be lower. Through its investments in investment companies, the Fund may be indirectly exposed to derivatives and leverage; allowing them to obtain the right to a return on stipulated capital that exceeds the amount paid or invested. Use of leverage is speculative and could magnify losses.

Exchange-Traded Notes Risk. Because ETNs are unsecured, unsubordinated debt securities, an investment in an ETN exposes the Fund to the risk that an ETN’s issuer may be unable to pay. In addition, as with investments in other ETPs, the Fund will bear its proportionate share of the fees and expenses of the ETN, which may cause the Fund’s operating expenses to be higher and its performance to be lower.

Fixed Income Risk. A decline in an issuer's credit rating may cause a decrease in the value of its fixed income securities and an increase in their investment risk and volatility. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” (or repay) the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income. The market value of fixed income securities generally changes in response to changes in interest rates.

Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including risks due to: (i) differences in information available about foreign issuers; (ii) differences in investor protection standards in other jurisdictions; (iii) capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; (iv) political, diplomatic and economic risks; (v) regulatory risks; and (vi) foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions. In addition, the Fund’s investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund’s returns.

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

High Yield Securities Risk. High yield securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. High yield securities are subject to a greater risk of default and investments in them are inherently speculative. The secondary markets in which high yield securities are traded may be less liquid and more volatile than the market for higher grade securities.

Interest Rate Risk. The market value of fixed income securities generally changes in response to changes in interest rates. As interest rates rise, the value of certain fixed income securities is likely to decrease. Similarly, if interest rates decline, the value of fixed income securities is likely to increase. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments. As of the date of this Prospectus, interest rates are near historic lows, but risks associated with rising interest rates are heightened given the Federal Reserve’s recent interest rate hikes, which could signal an end to the historically low interest rate environment. To the extent that rates increase substantially and/or rapidly, the Fund may be subject to significant losses.

International Closed-Market Trading Risk. Because the Fund’s investments may be traded in markets that are closed when the Exchange is open, there are likely to be deviations between the current pricing of an underlying investment and stale investment pricing (i.e., the last quote from its closed foreign market), resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Investment Risk. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.

Leveraging Risk. Certain of Fund’s investments may expose the Fund to leverage, causing the Fund’s value to be more volatile.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. A significant, rapid rise in interest rates may result in a period of volatility and increased redemptions if Fund securities become illiquid and are forced to sell the illiquid securities at disadvantageous times or prices. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in the equity markets may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

Momentum Investing Risk. The Underlying Index may identify securities that have had higher recent price performance compared to other securities. These securities may be more volatile than a broad cross-section of securities. High momentum may also be a sign that the securities’ prices have peaked. Momentum can turn quickly and cause significant variation from other types of investments. The Fund may experience significant losses if momentum stops, turns or otherwise behaves differently than predicted.

Options Risk. The prices of options may change rapidly over time and do not necessarily move in tandem with the price of the underlying securities. Options may expire unexercised, causing the Fund to lose the premium paid for them.

Passive Investment Risk. The Fund is managed with a passive investment strategy, attempting to track the performance of the Underlying Index. As a result, the Fund expects to hold components of the Underlying Index regardless of their current or projected performance. Maintaining investments regardless of market conditions or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Premium-Discount Risk. The Shares may trade above (premium) or below (discount) their net asset value (or “NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. This risk is heightened in times of market volatility or periods of steep market declines.

Quantitative Security Selection Risk. The Underlying Index uses quantitative techniques to determine whether securities should be included in the Underlying Index, and the Underlying Index may not perform as intended if it relies on erroneous or outdated data from one or more third parties. Errors in data used in the quantitative model may occur from time to time and may not be identified and/or corrected before having an adverse impact on the Fund and its shareholders.

Real Estate Investments Risk. The Fund is subject to the risks related to investments in real estate, including declines in the real estate market, decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

Secondary Market Trading Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often, small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Sovereign Debt Securities Risk. Investments in sovereign debt obligations involve special risks not present in corporate debt obligations. The issuer of the sovereign debt or the authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain non-U.S. markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. These risks increase for lower-rated and high yield debt securities, as discussed in this Prospectus.

Swaps Contract Risk. Each swap exposes the Fund to counterparty risk when a counterparty to a financial instrument entered into by the Fund may become bankrupt or otherwise fail to perform its obligations. As a result, the Fund may experience delays in or be prevented from obtaining payments owed to it pursuant to a swap contract.

Tracking Error Risk. Although the Fund attempts to track the performance of the Underlying Index, the Fund may not be able to duplicate its exact composition or return due to, among other things, fees and expenses paid by the Fund that are not reflected in the Underlying Index. If the Fund is small, it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels.

Value Investment Risk. Value investments are subject to the risk that their intrinsic value may never be realized by the market. Value investments tend to underperform in growth markets.

Performance

The following bar chart and table indicate the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at www.cambriafunds.com.

Total Annual Returns for Calendar Year Ended December 31

As of July 31, 2018, the Fund’s year-to-date total return was 4.53%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

Best: 4.53%, for the quarter ended 9/30/2017

Worst: -5.54%, for the quarter ended 9/30/2015

Average Annual Total Returns for the period ending December 31, 2017

Cambria Global Asset Allocation ETF	1 Year	Since Inception (December 9, 2014)
Return Before Taxes	15.22%	5.92%
Return After Taxes on Distributions	14.34%	4.82%
Return After Taxes on Distributions and Sale of Fund Shares	8.91%	4.08%
Cambria Global Asset Allocation Index (Reflects no deduction for fees, expenses or taxes)	14.33%	5.46%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	21.83%	11.41%
S&P Balanced Equity & Bond Moderate Index (Reflects no deduction for fees, expenses or taxes)	12.02%	6.68%

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

Investment Adviser

Cambria Investment Management, L.P. serves as the investment adviser of the Fund.

Portfolio Manager

Mebane T. Faber is the portfolio manager for the Fund and has managed the Fund since its inception in 2014.

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 50,000 Shares, called “Creation Units.” Creation Units are issued and redeemed in-kind for securities and/or for cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV.

The acquisition of Shares of the Fund by other investment companies is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940.

Tax Information

Distributions you receive from the Fund are generally taxable to you as ordinary income for federal income tax purposes, except that distributions will be taxed to you at long-term capital gain rates to the extent reported by the Fund as “capital gain dividends” or “qualified dividend income,” and may also be subject to state or local taxes. Fund distributions may not be taxable to you if you are investing through a tax-advantaged retirement plan account or are a tax-exempt investor, although you may be taxed on withdrawals from your tax-advantaged account.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

CIM-SM-004-0600